     As filed with the Securities and Exchange Commission on June 26, 1998


                                                    Registration No. 33-12400
                                                    Registration No. 811-5052
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                 -------------

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                           Pre-Effective Amendment No.                       / /


                         Post-Effective Amendment No. 12                     /X/


                                      and

                             REGISTRATION STATEMENT
                     UNDER THE INVESTMENT COMPANY ACT OF 1940                /X/

                                 Amendment No. 12                            /X/

                                 -------------
                      VALUE LINE NEW YORK TAX EXEMPT TRUST

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            220 East 42nd Street, New York, New York      10017-5891
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

       Registrant's Telephone Number, including Area Code (212) 907-1500

                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    Copy to:
                              Peter D. Lowenstein
                         Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830


        It is proposed that this filing will become effective (check appropriate box)



        / / Immediately upon filing pursuant to paragraph (b)



        / / 60 days after filing pursuant to paragraph (a)(1)


        / / 75 days after filing pursuant to paragraph (a)(2)


        /X/ On July 1, 1998 pursuant to paragraph (b)


        / / On (date) pursuant to paragraph (a)(1)


        / / On (date) pursuant to paragraph (a)(2) of rule 485



        If appropriate, check the following box:



        / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 --------------


TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, $.01 PAR VALUE


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      VALUE LINE NEW YORK TAX EXEMPT TRUST
                                   FORM N-1A
                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                                            LOCATION
----------------                                                          ---------------------------------------
PART A (PROSPECTUS)
    Item  1.      Cover Page............................................  Cover Page
    Item  2.      Synopsis..............................................  Not Applicable
    Item  3.      Condensed Financial Information.......................  Summary of Trust Expenses; Financial
                                                                            Highlights
    Item  4.      General Description of Registrant.....................  Cover Page; Investment Objective and
                                                                            Policies; Investment Restrictions;
                                                                            Additional Information
    Item  5.      Management of the Fund................................  Summary of Trust Expenses; Management
                                                                            of the Trust; Additional Information
    Item  6.      Capital Stock and Other Securities....................  Dividends and Distributions; Taxes;
                                                                            Additional Information
    Item  7.      Purchase of Securities Being Offered..................  How to Buy Shares; Calculation of Net
                                                                            Asset Value; Investor Services
    Item  8.      Redemption or Repurchase..............................  How to Redeem Shares
    Item  9.      Pending Legal Proceedings.............................  Not Applicable

PART B (STATEMENT OF ADDITIONAL INFORMATION)
    Item 10.      Cover Page............................................  Cover Page
    Item 11.      Table of Contents.....................................  Table of Contents
    Item 12.      General Information and History.......................  Additional Information (Part A)
    Item 13.      Investment Objectives and Policies....................  Investment Objective and Policies;
                                                                            Investment Restrictions
    Item 14.      Management of the Fund................................  Trustees and Officers
    Item 15.      Control Persons and Principal Holders of Securities...  Management of the Trust (Part A);
                                                                            Trustees and Officers
    Item 16.      Investment Advisory and Other Services................  Management of the Trust (Part A); The
                                                                            Adviser
    Item 17.      Brokerage Allocation..................................  Management of the Trust (Part A);
                                                                            Portfolio Transactions
    Item 18.      Capital Stock and Other Securities....................  Additional Information (Part A)
    Item 19.      Purchase, Redemption and Pricing of Secur-
                    ities Being Offered.................................  How to Buy Shares; Calculation of Net
                                                                            Asset Value (Part A); Suspension of
                                                                            Redemptions
    Item 20.      Tax Status............................................  Taxes
    Item 21.      Underwriters..........................................  Not Applicable
    Item 22.      Calculation of Performance Data.......................  Performance Information (Part A);
                                                                            Performance Data
    Item 23.      Financial Statements..................................  Financial Statements


PART C
    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

VALUE LINE NEW YORK                    PROSPECTUS
TAX EXEMPT TRUST                      July 1, 1998


220 East 42nd Street, New York, New York 10017-5891
1-800-223-0818 or 1-800-243-2729


www.valueline.com


              Value Line New York Tax Exempt Trust (the "Trust") is a no-load, non-diversified investment company whose investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal personal income taxes while avoiding undue risk to principal.

              The Trust's investment adviser is Value Line, Inc.
              (the "Adviser").

              Shares of the Trust are offered at net asset value.
              There are no sales charges or redemption fees.


    This Prospectus sets forth concise information about the Trust that a prospective investor ought to know before investing. This Prospectus should be retained for future reference. Additional information about the Trust is contained in a Statement of Additional Information, dated July 1, 1998, which may be obtained at no charge by writing or telephoning the Trust at the address or telephone numbers listed above. The Statement, which is incorporated into this Prospectus by reference, has been filed with the Securities and Exchange Commission and is available along with other related materials on the Commission's Internet Web site at http://www.sec.gov.


                                  DISTRIBUTOR
                          Value Line Securities, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           SUMMARY OF TRUST EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load on Purchases.......................................................       None
  Sales Load on Reinvested Dividends............................................       None
  Deferred Sales Load...........................................................       None
  Redemption Fees...............................................................       None
  Exchange Fee..................................................................       None

ANNUAL TRUST OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees...............................................................       .60%
  12b-1 Fees....................................................................       None
  Other Expenses................................................................       .32%
  Total Trust Operating Expenses................................................       .92%

EXAMPLE                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------

You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period:....    $9       $29       $51       $113


    The foregoing is based upon the expenses for the year ended February 28, 1998 and is designed to assist investors in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. This example should not be considered a representation of past or future expenses; actual expenses in the future may be greater or less than those shown.


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


    The following information on selected per share data and ratios, insofar as it pertains to each of the five years in the period ended February 28, 1998, has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Trust's Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto which appear in the Trust's Annual Report to Shareholders available from the Trust without charge.

                                                           YEAR ENDED LAST DAY OF FEBRUARY,
                                ---------------------------------------------------------------------------------------
                                  1998       1997         1996       1995       1994       1993       1992       1991       1990
                                --------   --------     --------   --------   --------   --------   --------   --------   --------
Net asset value, beginning of
  year........................  $ 10.04    $ 10.28      $  9.81    $ 10.49    $ 10.84    $  9.90    $  9.50    $  9.65    $  9.76
                                --------   --------     --------   --------   --------   --------   --------   --------   --------

  INCOME FROM INVESTMENT
   OPERATIONS:
    Net investment income.....     .445       .480         .491       .523       .570       .596       .634       .707       .702
    Net gains or losses on
     securities (both realized
     and unrealized)..........     .469      (.113)        .470      (.611)      .062      1.080       .400      (.150)     (.046)
                                --------   --------     --------   --------   --------   --------   --------   --------   --------
        Total from investment
         operations...........     .914       .367         .961      (.088)      .632      1.676      1.034       .557       .656
                                --------   --------     --------   --------   --------   --------   --------   --------   --------

  LESS DISTRIBUTIONS:
    Dividends from net
     investment income........    (.444)     (.480)       (.491)     (.523)     (.570)     (.596)     (.634)     (.707)     (.702)
    Distributions from capital
     gains....................    --         (.127)       --         (.069)     (.412)     (.140)     --         --         (.064)
                                --------   --------     --------   --------   --------   --------   --------   --------   --------
        Total distributions...    (.444)     (.607)       (.491)     (.592)     (.982)     (.736)     (.634)     (.707)     (.766)
                                --------   --------     --------   --------   --------   --------   --------   --------   --------
Net asset value, end of
  year........................  $ 10.51    $ 10.04      $ 10.28    $  9.81    $ 10.49    $ 10.84    $  9.90    $  9.50    $  9.65
                                --------   --------     --------   --------   --------   --------   --------   --------   --------
                                --------   --------     --------   --------   --------   --------   --------   --------   --------
Total return..................     9.31%      3.73%       10.00%      (.58%)     5.98%     17.56%     11.18%      5.99%      6.87%
                                --------   --------     --------   --------   --------   --------   --------   --------   --------
                                --------   --------     --------   --------   --------   --------   --------   --------   --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $34,597    $32,745      $40,169    $39,139    $44,190    $41,528    $35,478    $32,327    $29,274
Ratio of expenses to average
  net assets..................      .92%(3)     .92%(3)     .92%       .86%       .87%       .85%       .92%       .91%      1.01%
Ratio of net investment income
  to average net assets.......     4.35%      4.79%        4.87%      5.36%      5.21%      5.82%      6.50%      7.46%      7.16%
Portfolio turnover rate.......      116%        86%         119%       105%        54%       137%       124%        61%        39%


                                  1989
                                --------
Net asset value, beginning of
  year........................  $  9.93
                                --------
  INCOME FROM INVESTMENT
   OPERATIONS:
    Net investment income.....     .733(1)
    Net gains or losses on
     securities (both realized
     and unrealized)..........    (.112)
                                --------
        Total from investment
         operations...........     .621
                                --------
  LESS DISTRIBUTIONS:
    Dividends from net
     investment income........    (.733)
    Distributions from capital
     gains....................    (.058)
                                --------
        Total distributions...    (.791)
                                --------
Net asset value, end of
  year........................  $  9.76
                                --------
                                --------
Total return..................     6.54%(2)
                                --------
                                --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................  $26,412
Ratio of expenses to average
  net assets..................      .76%(2)
Ratio of net investment income
  to average net assets.......     7.51%(2)
Portfolio turnover rate.......       73%


---------------


(1) Net of waiver of advisory fee and voluntary expense reimbursement. Had these fees and expenses been fully borne by the Trust, net investment income per share would have been $.714 for fiscal 1989.



(2) Due to waiver of advisory fee and expense reimbursement by the Adviser, data are not indicative of future periods. Had all expenses been absorbed by the Trust, total return, the ratio of expenses and the ratio of net investment income to average net assets would have been 6.06%, .95% and 7.32% for fiscal 1989.


(3) Before offset for custody credits.

INVESTMENT OBJECTIVE AND POLICIES

    The Trust's investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal personal income taxes while avoiding undue risk to principal. Under normal conditions,the Trust's assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both federal income tax and New York State and City personal income taxes, except during times of adverse market conditions. This is a fundamental policy of the Trust which will not be changed without shareholders' approval. No assurance can be made that the Trust's investment objective will be achieved. A portion of the Trust's income may be subject to federal, state and local taxes.

    The investment objective and policies of the Trust, other than the fundamental policy described above or those enumerated under "Investment Restrictions" in the Statement of Additional Information, may be changed by the Trustees without shareholder approval.

BASIC INVESTMENT STRATEGY


    The Trust will invest primarily in New York State municipal and public authority debt obligations having a maturity of more than one year which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A and Baa) or Standard & Poor's Ratings Services (AAA, AA, A and BBB). The Trust may also invest up to 30% of its assets in bonds rated Ba or B by Moody's or BB or B by Standard & Poor's. As of February 28, 1998, the Trust had no securities rated below investment grade (Aaa through Baa). Investments rated Baa or BBB or lower have speculative characteristics; lower-rated investments normally provide higher yields but are speculative and involve greater risk including the possibility of default or bankruptcy than is the case with high rated securities. These securities may also be subject to greater market fluctuations. The Trust may also invest up to 100% of its assets in unrated securities which the Adviser determines are of comparable quality to the rated securities in which the Trust may invest. The amount of information about the financial condition of an issuer of New York tax-exempt bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. See "Special Considerations," below. The Trust may also purchase obligations of municipal issuers located in Puerto Rico, the U.S. Virgin Islands and Guam since dividends paid by the Trust, to the extent attributable to such sources, are exempt from federal, New York State and New York City income taxes. Portfolio securities may be sold without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Adviser desires to preserve gains or limit losses due to changing economic conditions. High portfolio turnover may result in correspondingly greater transaction costs.


    Up to 20% of the Trust's total assets may be invested in taxable money market instruments, non-New York tax-exempt securities, futures and options. The Trust may temporarily invest more than 20% of its total assets in taxable money market instruments and non-New York tax-exempt securities when the Adviser deems a "defensive" posture to be advisable because of market conditions. The Trust may only purchase those non-New York tax-exempt securities which satisfy the standards for New York tax-exempt securities set forth in the preceding paragraph. The types of taxable money market instruments in which the Trust may invest are the following: commercial paper (rated A-2 or better by Standard & Poor's or Prime-2 or better by Moody's), U.S. government securities, repurchase agreements or other short-term money market instruments.

    Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic and money and capital market conditions, the volume of municipal securities available, conditions within the municipal securities market, proposed and actual changes in tax laws, regulations and rules, and the maturity, rating, and size of individual offerings. Market values of municipal securities will vary inversely in relation to their yields. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the maturity of the obligations.

    SPECIAL CONSIDERATIONS AFFECTING THE TRUST. The Trust's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations.


    Certain substantial issuers of New York municipal securities (including issuers whose obligations may be acquired by the Trust) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's and Moody's in recent years, the most recent actions of Standard & Poor's and Moody's have been to place the debt obligations of New York State on Credit Watch with positive implications and to upgrade the debt obligations of New York City, respectively. On the other hand, strong demand for New York municipal securities has at times had the effect of permitting New York municipal securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal securities issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York municipal securities. Although as of the date of this Prospectus, no issuers of New York municipal securities are in default with respect to the payment of their municipal securities, the occurrence of any such default could affect adversely the market values and marketability of all New York municipal securities and, consequently, the net asset value of the Trust's portfolio.


    Other considerations affecting the Trust's investments in New York municipal securities are summarized in the Statement of Additional Information.

    The Trust's classification as a "non-diversified" investment company allows it to have a larger position in the securities of a single issuer than would be the case if it were diversified. Because a relatively high percentage of the Trust's assets may be invested in the obligations of a limited number of issuers, the portfolio securities of the Trust may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. To meet federal tax requirements for qualification as a "regulated investment company," the Trust will limit its investments so that at the close of each quarter in each fiscal year, with regard to at least 50% of its assets, no more than 5% of its total assets will be invested in the securities of a single issuer; additionally, not more than 25% of the Trust's total assets will be invested in securities (other than U.S. government securities) of any one issuer. These limitations may be changed by the Trustees if federal tax requirements change.

MISCELLANEOUS INVESTMENT PRACTICES


    WHEN-ISSUED SECURITIES. Tax-exempt securities may be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Trust. No payment is made until delivery is due, often a month or more after the purchase. When the Trust engages in when-issued and delayed-delivery transactions, certain risks are involved. The Trust relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Trust missing the opportunity of obtaining a price considered to be advantageous. The securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Trust makes the commitment to purchase municipal securities on a delayed-delivery basis or a when-issued basis, it will record the transaction and reflect the value of the municipal securities in determining its net asset value. A separate account for the Trust consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the Trust's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Trust.


    PRIVATE PLACEMENT. The Trust may acquire privately negotiated loans to tax-exempt borrowers as such securities are expected to provide the Trust with a higher rate of interest than is generally available from marketable securities. To the extent that these private placements are not readily marketable, the Trust will limit its investment in such securities (and in other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Trust may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

    VARIABLE RATE DEMAND INSTRUMENTS. The Trust may also invest in variable rate demand instruments which are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments permit the Trust to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Trust intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Trust, or (3) to maintain a high quality investment portfolio. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand instruments that the Trust may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments.

    LENDING SECURITIES. The Trust may lend limited amounts of its portfolio securities to broker-dealers or institutional investors which the Adviser deems qualified, but only when the borrower agrees to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the lent securities and accrued interest. The Trust will continue to receive interest on the lent securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on lent municipal securities received by the borrower and paid over to the Trust will not be exempt from federal income taxes in the hands of the Trust. No loans of securities will be made if, as a result, the aggregate of such loans would exceed 10% of the value of the Trust's total assets. The Trust may terminate such loans at any time.

    FINANCIAL FUTURES CONTRACTS. The Trust may invest in financial futures contracts ("futures contracts") and related options thereon limited to 30% of the Trust's net assets. If the Adviser anticipates that interest rates will rise, the Trust may sell a futures contract or write a call option thereon or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Trust's securities. If the Adviser anticipates that interest rates will decline, the Trust may purchase a futures contract or a call option thereon to protect against an increase in the prices of the securities the Trust intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation on the part of the Trust, as seller, to deliver the specific type of instrument called for in the contract at a specified future time at a specified price. A futures contract purchase creates an obligation by the Trust, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

    Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by the Trust entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Trust is immediately paid the difference and thus realizes a gain. If the purchase price of the offsetting transaction exceeds the sale price, the Trust pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Trust entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Trust realizes a gain, and if the offsetting sale price is less than the purchase price, the Trust realizes a loss.

    The Trust is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Trust may be required to make additional margin payments during the term of the contract.

    Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills, bonds, and notes, certificates of the Government National Mortgage Association and bank certificates of deposit. The Trust may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future.

    The Trust will only enter into financial contracts which are traded on national futures exchanges, principally the Chicago Board of Trade and the Chicago Mercantile Exchange.

    A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the price of a futures contract may move more or less than the price of the securities being hedged. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Another risk is that the Trust's

Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Trust would lose money on the sale. The risk of imperfect correlation may be increased if the futures contracts being used are on taxable securities rather than on tax-exempt securities since there is no guarantee that the prices of taxable securities will move in a manner similar to the prices of tax-exempt securities.

    Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the price of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are in a purchase or sale of a futures contract. The value of the option does change and is reflected in the net asset value of the Trust.

    Put and call options on financial futures have characteristics similar to those of other options. In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Trust will enter into an option on futures position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a market will actually develop or be maintained.

    The Trust may also utilize municipal bond index futures contracts and options thereon for hedging purposes. The Trust's strategies in employing such contracts will be similar to those discussed above with respect to financial futures and related options. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract. Trading in the municipal bond index futures contract takes place on the Chicago Board of Trade.

    The Trust may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Trust's total assets. In instances involving the purchase of futures contracts by the Trust, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

INVESTMENT RESTRICTIONS

    The Trust has adopted a number of investment restrictions which may not be changed without shareholder approval. These are set forth under "Investment Restrictions" in the Statement of Additional information.

MANAGEMENT OF THE TRUST


    The management and affairs of the Trust are supervised by the Trustees. The Trust's officers conduct and supervise the daily business operations of the Trust. The Trust's investment decisions are made by an investment committee of employees of the Adviser.



    THE ADVISER. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. ("AB&Co."). The Adviser was formed as part of a reorganization of AB&Co., a sole proprietorship formed in 1931 which became a New York corporation in 1946. AB&Co. currently owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser, owns all of the voting stock of AB&Co. Substantially all of the non-voting stock is owned by or for the benefit of members of the Bernhard family. The Adviser currently acts as investment adviser to the other Value Line mutual funds and furnishes investment advisory services to private and institutional accounts with combined assets in excess of $5 billion. Value Line Securities, Inc., the Trust's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications. The Adviser manages the Trust's investments, provides various administrative services and supervises the Trust's daily business affairs, subject to the authority of the Trustees. The Adviser is paid an advisory fee on a monthly basis at an annual rate of .60% of the Trust's average daily net assets during the year. For more information about the Trust's management fees and expenses, see the "Summary of Trust Expenses" on page 2.


CALCULATION OF NET ASSET VALUE


    The net asset value of the Trust's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Trust shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is determined by dividing the total value of the investments and other assets of the Trust, less any liabilities, by the total outstanding shares.



    Fixed-income securities are valued on the basis of prices provided by an independent pricing service approved by the Trustees. The Adviser will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Trust and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or to make other provisions for pricing of the Trust's portfolio securities. Non-tax-exempt securities for which market quotations are readily available are stated at market value. Short-term instruments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Options are valued at their last sale price at the close of option trading on the exchanges on which they are traded (if there were no sales that day, the option is valued at the mean between the closing bid and asked prices), and futures and options thereon which are traded on commodities exchanges are valued at their last sale price as of the close of such commodities exchanges. Other assets and securities for which market valuations are not readily available are valued at their fair value as the Trustees or persons acting at their direction may determine.

HOW TO BUY SHARES


    PURCHASE BY CHECK. To purchase shares, send a check made payable to "NFDS-Agent" and a completed and signed application form to Value Line Funds, c/o NFDS, P.O. Box 419729, Kansas City, MO 64141-6729. Third party checks will not be accepted for either initial or subsequent investments. For assistance in completing the application and for information on pre-authorized telephone purchases, call Value Line Securities at 1-800-223-0818 during New York business hours. Upon receipt of the completed and signed purchase application and a check, National Financial Data Services Inc. ("NFDS"), the Trust's shareholder servicing agent, will purchase full and fractional shares (to three decimal places) at the net asset value next computed after the funds are received and will confirm the investment to the investor. Subsequent investments may be made by attaching a check to the confirmation's "next payment" stub, by telephone purchase or by federal funds wire. Investors may also arrange to purchase or redeem shares through broker-dealers other than through Value Line Securities. Such broker-dealers may charge investors a reasonable service fee. Neither Value Line Securities nor the Trust receives any part of such fees when charged (and which can be avoided by investing directly). If an order to purchase shares is cancelled due to nonpayment or because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Trust or Value Line Securities by reason of such cancellation. If the purchaser is a shareholder, Value Line Securities reserves the right to redeem sufficient shares from the shareholder's account to protect the Trust against loss. The Trust may refuse any order for the purchase of shares. Share certificates will not be issued unless specifically requested in writing. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to waive the initial and subsequent investment minimums at any time.


    SHARES OF THE TRUST ARE NOT OFFERED FOR SALE IN ALL STATES. CONSULT VALUE LINE SECURITIES FOR INFORMATION.

    WIRE PURCHASE--$1,000 MINIMUM. An investor should call 1-800-243-2729 to obtain an account number. After receiving an account number, instruct your commercial bank to wire transfer "federal funds" via the Federal Reserve System as follows:

    State Street Bank and Trust Company, Boston, MA

    ABA #011000028

    Attn: Mutual Fund Division
    DDA #99049868
    Value Line New York Tax Exempt Trust
    A/C #________________________
    Shareholder's name and account information
    Tax ID #________________________

NOTE: A COMPLETED AND SIGNED APPLICATION MUST BE MAILED IMMEDIATELY AND RECEIVED BY NFDS BEFORE IT CAN HONOR ANY WITHDRAWAL OR EXCHANGE TRANSACTIONS.

    After your account has been opened you may wire additional investments in the same manner.

    For an initial investment made by federal funds wire purchase, the wire must include a valid social security number or tax identification number. Investors purchasing shares in this manner will then have 30 days after purchase to provide the certification and signed account application. All payments should be made in U.S. dollars and to avoid fees and delays, should be drawn on only U.S. banks. Until receipt of the above, any distributions from the account will be subject to 31% withholding.

    SUBSEQUENT TELEPHONE PURCHASES--$250 MINIMUM. Upon completion of the telephone purchase authorization section of the account application, shareholders who own Trust shares with a current value of $500 or more may also purchase additional shares in amounts of $250 or more up to twice the value of their shares by calling 1-800-243-2729 between 9:00 a.m. and 4:00 p.m., New York time. Such orders will be priced at the closing net asset value on the day received and payment will be due within three business days. If payment is not received within the required time or a purchaser's check does not clear, the order is subject to cancellation and the purchaser will be responsible for any loss incurred by the Trust or Value Line Securities.

DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders at least annually. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise.

PERFORMANCE INFORMATION


    The Trust may from time to time include information regarding its total return performance or yield in advertisements or in information furnished to existing or prospective shareholders. When information regarding total return is furnished, it will be based upon changes in the Trust's net asset value and will assume the reinvestment of all capital gains distributions and income dividends. It will take into account nonrecurring charges, if any, which the Trust may incur but will not take into account income taxes due, if any, on non-tax-exempt Trust distributions or dividends. Investors should note that the investment results of the Trust will fluctuate over time, and any presentation of the Trust's current yield or total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return or yield may be in any future period.


    The table below illustrates the total return performance of the Trust for the periods indicated by showing the value of a hypothetical $1,000 investment made at the beginning of each period. The information contained in the table has been computed by applying the Trust's average annual total return to the hypothetical $1,000 investment. The table assumes reinvestment of all capital gains distributions and income dividends, but does not take into account income taxes which may be payable on any taxable Trust distributions or dividends.


                                                                                  AVERAGE
                                                                                ANNUAL TOTAL
                                                                                   RETURN
                                                                                ------------
For the year ended February 28, 1998..................................  $1,091      9.31%
For the five years ended February 28, 1998............................  $1,314      5.62%
For the ten years ended February 28, 1998.............................  $2,074      7.57%


    When information regarding "yield" is furnished it will refer to the net investment income per share generated by an investment in the Trust over a thirty-day period. This income will then be annualized by assuming that the amount of income generated by the investment during that thirty-day period is generated each 30 days over one year and assuming that the income is reinvested every six months.


    Comparative performance information may be used from time to time in advertising the Trust's shares, including data from Lipper Analytical Services, Inc. and other industry or financial publications. The Trust may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. From time to time, articles about the Trust regarding its performance or ranking may appear in national publications such as KIPLINGER'S PERSONAL FINANCE, MONEY MAGAZINE, FINANCIAL WORLD, MORNINGSTAR, PERSONAL INVESTOR, FORBES, FORTUNE, BUSINESS WEEK, WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY and BARRON'S. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Trust. Reference to or reprints of such articles may be used in the Trust's promotional literature.


TAXES

    The Trust will advise shareholders annually as to the federal and New York State and New York City income tax status of income dividends and capital gains distributions paid during the calendar year.

    FEDERAL INCOME TAX ASPECTS. The Trust will distribute substantially all of its net investment income each year as dividends. The Trust intends to invest in tax-exempt securities so that it will qualify to pay "exempt-interest dividends" (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) to shareholders. The Trust's dividends payable from net tax-exempt interest earned from securities will qualify as exempt-interest dividends if, among other things, at the close of each quarter of the taxable year of the Trust, at least 50% of the value of the Trust's total assets consists of securities which are tax-exempt obligations of the states or their political subdivisions, including Puerto Rico, Guam and the U.S. Virgin Islands. The exemption of such income for federal income tax purposes may not necessarily result in similar exemptions under the laws of a particular state or local taxing authority. Shareholders should consult their own tax advisers concerning the federal, state and local tax status of distributions by the Trust.


    The Trust may invest in some securities that are not tax-exempt. Distributions of net investment income from those investments are taxable to the shareholder as ordinary income. Additionally, any net realized short-term capital gains distributed by the Trust are taxable as ordinary income. It is not expected that any of the Trust's distributions would qualify for the dividends-received deduction for corporate shareholders. The percentage of the dividend distributions that are tax-exempt is applied uniformly to all distributions during the Trust's taxable year and thus is an annual average for the Trust rather than a day-by-day computation for each shareholder. Long-term capital gains distributions, if any, to shareholders are taxable as long-term capital gains without regard to the period of time the shareholder has held the shares in the Trust (including the portion subject to the lower 20% capital gain rate for individuals). Any long-term capital gains distributions, as well as distributions of non-tax-exempt net investment income and distributions of short-term capital gains, are taxable to the shareholder, whether received in cash or reinvested in Trust shares. Additionally, if a shareholder realizes a loss on the sale or redemption of shares held for six months or less, the loss to the extent of exempt-interest dividends received by the shareholder will be disallowed. Furthermore, any such loss may be subject to additional restrictions to the extent the Trust's income is treated as long-term capital gain.

    Interest income derived from specified "private activity" obligations held by the Trust, if any, may be subject to the federal alternative minimum tax. The Trust will not treat interest income from these securities as tax-exempt for purposes of measuring compliance with the 80% fundamental investment policy described above under "Investment Objective and Policies". To the extent that the Trust invests in these securities, shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Trust's distributions derived from these securities. (Consult your tax advisor for information on whether the alternative minimum tax applies to you.) Also, dividends from the Trust may give rise to the alternative minimum tax for corporate shareholders under the adjusted current earnings rules of the Code.

    Interest on indebtedness which is incurred or continued to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year, such as the Trust, is not deductible for federal income tax purposes.

    Further, the Trust may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Trust or are "related persons" to such users; such persons should consult their tax adviser before investing in the Trust.

    Under the Omnibus Budget Reconciliation Act of 1993, all or a portion of the Trust's gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.


    NEW YORK STATE AND LOCAL TAXES. Exempt-interest dividends derived from interest on qualifying New York tax-exempt securities will be exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Trust is not deductible for New York State and New York City personal income tax purposes. The Trust will notify shareholders annually stating the portion of the Trust's tax-exempt income attributable to New York tax-exempt securities. The foregoing is only a general summary of certain New York state and local tax considerations generally affecting shareholders and is not intended as a substitute for careful tax planning. Shareholders should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Trust shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.


HOW TO REDEEM SHARES

    Shares of the Trust may be redeemed at any time at their current net asset value next determined after NFDS receives a request in proper form. ALL REQUESTS FOR REDEMPTION SHOULD BE SENT TO NFDS, P.O. BOX 419729, KANSAS CITY, MO 64141-6729. The value of shares of the Trust on redemption may be more or less than the shareholder's cost, depending upon the market value of the Trust's assets at the time. A shareholder holding certificates for shares must surrender the certificate properly endorsed with signature guaranteed. A signature guarantee may be executed by any "eligible" guarantor. Eligible guarantors include domestic banks, savings associations, credit unions, member firms of a national securities exchange, and participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. A guarantee from a notary public is not an acceptable source. The signature on any request for redemption of shares not represented by certificates, or on any stock power in lieu thereof, must be similarly guaranteed. In each case the signature or signatures must correspond to the names in which the account is registered. Additional documentation may be required when shares are registered in the name of a corporation, agent or fiduciary. For further information, you should contact NFDS.


    The Trust does not impose a redemption charge but shares redeemed through brokers or dealers may be subject to a service charge by such firms. A check in payment of redemption proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed under unusual circumstances such as when normal trading is not taking place on the New York Stock Exchange. In addition, shares purchased by check may not be redeemed until the check has cleared which may take up to 15 calendar days from the purchase date.


    If the Trustees determine that it is in the best interests of the Trust, the Trust has the right to redeem, upon prior written notice, at net asset value, all shareholder accounts which, due to redemptions, fall below $500 in net asset value. In such event, an investor will have 30 days to increase the shares in his account to the minimum level.

    BY TELEPHONE OR WIRE. You may redeem shares by telephone or wire instructions to NFDS by so indicating on the initial application. Payment will normally be transmitted on the business day following receipt of your instructions to the bank account at a member bank of the Federal Reserve System you have designated on your initial purchase application. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions received by telephone. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Any loss will be borne by the investor. Heavy wire traffic may delay the arrival of a wire until after public hours at your bank. Telephone or wire redemptions must be in amounts of $1,000 or more and your instructions must include your name and account number. The number to call before the close of business on the New York Stock Exchange is 1-800-243-2729. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time by the Trust.

    BY CHECK. You may elect this method of redemption by so indicating on the initial application and you will be provided a supply of checks by NFDS. These checks may be made payable to the order of any person in any amount of $500 or more. When your check is presented for payment, the Trust will redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Dividends will be earned by the shareholder on the check proceeds until it clears. Checks will be returned unpaid if there are insufficient shares to meet the withdrawal amount. Potential fluctuations in the net asset value of the Trust's shares should be considered in determining the amount of the check.

    This method of redemption requires that your shares must remain in an open account and that no share certificates are issued and outstanding. You cannot close your account through the issuance of a check because the exact balance at the time your check clears will not be known when you write the check.

    If you use this privilege you will be required to sign a signature card which will subject you to State Street Bank and Trust Company's rules and regulations governing checking accounts. The authorization form which you must sign also contains a provision relieving the bank, NFDS, the Trust, Value Line Securities and the Adviser from liability for loss, if any, which you may sustain arising out of a non-genuine instruction pursuant to this redemption feature. Any additional documentation required to assure a genuine redemption must be maintained on file with NFDS in such a current status as NFDS may deem necessary. A new form properly signed and with the signature guaranteed as described above must be received and accepted by NFDS before authorized redemption instructions already on file with NFDS can be changed.

    An additional supply of checks will be furnished upon request. There presently is no charge to the shareholder for these checks or their clearance. However, the Trust and NFDS reserve the right to make reasonable charges and to terminate or modify any or all of the services in connection with this privilege at any time and without prior notice. NFDS will impose a $5 fee for stopping payment of a check upon your request or if NFDS cannot honor the check due to insufficient funds or other valid reasons.

    IMPORTANT: Shares purchased by check may not be redeemed until the Trust is reasonably assured of the final collection of the purchase check, currently determined to be up to 15 calendar days.

INVESTOR SERVICES

    VALU-MATIC-REGISTERED TRADEMARK-. The Fund offers a free service to its shareholders, Valu-Matic-Registered Trademark-, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The shareholder authorizes the Fund to debit the shareholder's bank account monthly for the purchase of Fund shares on or about the 3rd or 18th of each month. Further information regarding this service can be obtained from Value Line Securities by calling 1-800-223-0818.

    EXCHANGE OF SHARES. Shares of the Trust may be exchanged for shares of the other Value Line funds on the basis of the respective net asset values next computed after receipt of the exchange order. No telephone exchanges can be made for less than $1,000. If shares of the Trust are being exchanged for shares of The Value Line Cash Fund, Inc. or The Value Line Tax Exempt Fund--Money Market Portfolio and the shares (including shares in accounts under the control of one investment adviser) have a value in excess of $500,000, then, at the discretion of the Adviser, the shares to be purchased will be purchased at the closing price on the third business day following the redemption of the shares being exchanged to allow the Fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption.

    The exchange privilege may be exercised only if the shares to be acquired may be sold in the investor's State. Prospectuses for the other funds may be obtained from Value Line Securities, Inc. by calling 1-800-223-0818. Each such exchange involves a redemption and a purchase for tax purposes. Broker-dealers are not prohibited from charging a commission for handling the exchange of Trust shares. Such a commission can be avoided, however, by sending the request in proper form to NFDS. The Trust reserves the right to terminate the exchange privilege of any account making more than eight exchanges a year. (An exchange out of The Value Line Cash Fund, Inc. or The Value Line Tax Exempt Fund--Money Market Portfolio is not counted for this purpose.) The exchange privilege may be modified or terminated at any time, and any of the Value Line funds may discontinue offering its shares generally, or in any particular State, without prior notice. To make an exchange, call 1-800-243-2729. Although it has not been a problem in the past, shareholders should be aware that a telephone exchange may be difficult during periods of major economic or market changes.

    SYSTEMATIC CASH WITHDRAWAL PLAN. A shareholder who has invested a minimum of $5,000 in the Trust, or whose shares have attained that value, may request a transfer of his shares to a Value Line Systematic Cash Withdrawal Account which NFDS will maintain in his name on the Trust's books. Under the Systematic Cash Withdrawal Plan (the "Plan") the shareholder will request that NFDS, acting as his agent, redeem monthly or quarterly a sufficient number of shares to provide for payment to him, or someone he designates, of any specified dollar amount (minimum $25).

    All certificated shares must be placed on deposit under the Plan and dividends and capital gains distributions, if any, are automatically reinvested at net asset value. The Plan will automatically terminate when all shares in the account have been redeemed. The shareholder may at any time terminate the Plan, change the amount of the regular payment, or request liquidation of the balance of his account on written notice to NFDS. The Trust may terminate the Plan at any time on written notice to the shareholder.

ADDITIONAL INFORMATION

    The Trust is an open-end, non-diversified management investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 12, 1987. The Trust may issue an unlimited number of shares of beneficial interest, $.01 par value. Each share has one vote, with fractional shares voting proportionately. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Trust were liquidated, would receive the net assets of the Trust.

    The Trustees have the authority to issue two or more series of shares and to designate the relative rights and preferences as between the different series, although they have not exercised that authority.


    INQUIRIES. All inquiries regarding the Trust should be directed to the Trust at the telephone numbers or address set forth on the cover page of this Prospectus. Shareholder inquiries regarding their accounts and account balances should be directed to National Financial Data Services, Inc., servicing agent for State Street Bank and Trust Company, the Fund's transfer agent. Shareholders should note that they may be required to pay a fee for special requests such as historical transcripts of an account. Our Info-Line provides the latest account information 24 hours a day, and is available to shareholders with pushbutton phones. The Info-Line toll-free number is 1-800-243-2739. The Trust's Annual Report contains a discussion of the Trust's performance, and will be made available upon request and without charge.



    WITHHOLDING. The Trust may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. The Trust reserves the right to close, by redemption, accounts for which the holder fails to provide a valid social security or taxpayer identification number when required to do so.



    YEAR 2000. Like other mutual funds, the Trust could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the

Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.



    The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Trust, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Trust is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Trust.

                         THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------

1950--THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its net assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--VALUE LINE CENTURION FUND* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by The Value Line Convertible Ranking System.

1986--VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, low-rated, fixed-income corporate securities.

1987--VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.


1987--VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.


1993--VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.


1993--VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.


1995--VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

----------
* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 E. 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

INVESTMENT ADVISER
Value Line, Inc.
220 East 42nd Street
New York, NY 10017-5891

DISTRIBUTOR
Value Line Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
c/o NFDS
P.O. Box 419729
Kansas City, MO 64141-6729

CUSTODIAN & TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Peter D. Lowenstein, Esq.
Two Greenwich Plaza, Suite 100
Greenwich, CT 06830
                                   ----------

                               TABLE OF CONTENTS

                                                    PAGE
                                                    -----
Summary of Trust Expenses......................           2
Financial Highlights...........................           2
Investment Objective and Policies..............           4
Investment Restrictions........................           8
Management of the Trust........................           9
Calculation of Net Asset Value.................           9
How to Buy Shares..............................          10
Dividends and Distributions....................          11
Performance Information........................          11
Taxes..........................................          12
How to Redeem Shares...........................          13
Investor Services..............................          15
Additional Information.........................          16

-------------------------------------------
                                   PROSPECTUS
-------------------


                                  July 1, 1998


                                   VALUE LINE
                                    NEW YORK
                                   TAX EXEMPT
                                     TRUST

                                 (800) 223-0818

                                     [LOGO]

                      VALUE LINE NEW YORK TAX EXEMPT TRUST


              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729
                               www.valueline.com


--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 1, 1998


--------------------------------------------------------------------------------


    This Statement of Additional Information is not a prospectus and must be read in conjunction with the Prospectus of Value Line New York Tax Exempt Trust (the "Trust") dated July 1, 1998, a copy of which may be obtained without charge by writing or telephoning the Trust.


                                 --------------

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                       ---------
Investment Objective and Policies....................................................       B-1

Special Considerations Relating to New York Municipal Securities.....................       B-5

Investment Restrictions..............................................................       B-18

Trustees and Officers................................................................       B-19

The Adviser..........................................................................       B-21

Portfolio Transactions...............................................................       B-22

How to Buy Shares....................................................................       B-23

Suspension of Redemptions............................................................       B-23

Taxes................................................................................       B-23

Performance Data.....................................................................       B-25

Additional Information...............................................................       B-27

Financial Statements.................................................................       B-27

Security Ratings.....................................................................       B-28

                                 --------------

                       INVESTMENT OBJECTIVE AND POLICIES
    (SEE ALSO "INVESTMENT OBJECTIVE AND POLICIES" IN THE TRUST'S PROSPECTUS)

    The Trust is a no-load, non-diversified, open-end management investment company. Its investment objective is to provide New York taxpayers with the maximum income exempt from New York

State, New York City and federal personal income taxes while avoiding undue risk to principal. Under normal conditions the Trust's assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both federal income tax and New York State and City personal income taxes, except during times of adverse market conditions.

    TAX-EXEMPT SECURITIES. Tax-exempt securities are debt issues of governmental bodies, other than the U.S. government, within the United States, including securities issued by or on behalf of states, territories, and possessions of the United States, by the District of Columbia, and by political subdivisions and their duly constituted agencies and instrumentalities. The interest on these issues generally is not includable in "gross income" for federal income tax purposes, subject, however, to many exceptions and limitations. The purpose of these issues is to obtain funds for public purposes, including the construction, repair, or improvement of various public facilities, such as airports, bridges, highways, housing, hospitals, mass transit, schools, streets, waterworks and sewage systems.

    The two principal classifications of tax-exempt bonds are "general obligation" and "revenue" bonds. GENERAL OBLIGATION bonds are secured by the issuer's pledge of its full faith, credit and, if any, taxing power for the payment of interest and principal. REVENUE bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the revenues from a special excise tax or other specific source, but not from general tax revenues. Revenue bonds include industrial revenue and health care bonds that are not secured by the credit of the issuer but are payable solely from payments received by the issuer from a private entity that operates a facility that was financed by the funds from the bond issue. The obligations of such a private entity are secured in some cases by the real or personal property so financed or by bond insurance or a letter of credit issued by a bank. There are also a variety of hybrid and special types of tax-exempt securities that have characteristics of both general obligation and revenue bonds.

    Tax-exempt notes are short-term obligations issued to obtain temporary funds for states, cities, counties, and municipal agencies. These notes include tax, revenue and bond anticipation notes that provide temporary funds until the anticipated taxes, revenues, or bond proceeds, respectively, are received by the issuer. Other tax-exempt notes include construction loan notes and short-term discount notes. Certain project notes, issued by a state or local housing authority, are secured by the full faith and credit of the United States. Tax-exempt commercial paper consists of very short-term negotiable notes, which provide seasonal working capital needs or interim construction financing. The commercial paper and tax and revenue anticipation notes are payable from general revenues, or may be refinanced with long-term debt.

    Legislation to restrict or eliminate the federal income tax exemption for interest on municipal securities has, from time to time, been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Trust could be adversely affected. In such event, the Trust would re-evaluate its investment objective and submit possible changes in the structure of the Trust for the consideration of the shareholders.

    REPURCHASE AGREEMENTS. The Trust may invest temporary cash balances in repurchase agreements in an amount not to exceed 5% of its total assets. A repurchase agreement involves a sale of securities to the Trust, with the concurrent agreement of the seller (a member bank of the Federal

Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Trust will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Trust. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Trust seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. The Trust has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Trust which are not readily marketable (including private placements), amounts to more than 10% of its total assets. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Trust. The Trustees monitor the creditworthiness of parties with which the Trust enters into repurchase agreements.

    While the Trust has no plans to do so during the current year, it may enter into reverse repurchase agreements, which involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

    OPTIONS. The Trust may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Trust's portfolio. The Trust will only buy options listed on national securities exchanges. The Trust will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Trust's total assets.

    Presently there are no options on New York tax-exempt securities traded on national securities exchanges and until such time as they become available, the Trust will not invest in options on debt securities.

    A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium paid by the holder to the writer, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium paid by the holder to the writer, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Trust generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

    The Trust will only write covered call or covered put options listed on national securities exchanges. The Trust may not write covered options in an amount exceeding 20% of the value of its total assets. A call option is "covered" if the Trust owns the underlying security subject to the call option or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Trust holds a call on the same security or futures contract as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Trust in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Trust maintains cash, Treasury bills or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    If the Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Trust has been assigned an exercise notice, the Trust will be unable to effect a closing purchase transaction. Similarly, if the Trust is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Trust so desires.

    The Trust will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Trust will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Trust would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Trust as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

INVESTMENT RISKS OF HIGH YIELDING SECURITIES.


    The Trust may invest up to 30% of its assets in bonds rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's Ratings Services. These high-yielding, lower-rated securities, have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher-rated securities.

    Since investors generally perceive that there are greater risks associated with the lower-rated securities of the type in which the Trust may invest, the yields and prices of such securities may tend to fluctuate more than those of higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, though prices of fixed-income securities fluctuate in response to the general level of interest rates, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated instruments, but more sensitive to adverse economic changes or individual developments. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Trust's net asset value. Lower-rated and comparable non-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial conditions of the issuers of such securities may not have been as strong as that of other issuers. Since lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

    An additional risk of high yield securities is the limited liquidity and secondary market support and thus the absence of readily available market quotations. As a result, the responsibility of the Trust's Trustees to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

        SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES


    Some of the significant financial considerations relating to the Trust's investments in New York municipal securities are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York municipal securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


    STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.


    The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially.

    Moderate growth is projected to continue in 1998 and 1999 for employment, wages, and personal income, although the growth rates will lessen gradually during the course of the two years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.



    There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



    STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.



    The State's budget for the 1997-98 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and was based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year (the "1997-98 State Financial Plan"). In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. There can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.



    The Governor is required by law to propose a balanced budget each year. In order to address any potential remaining budget gap, the Governor is expected to make additional proposals to bring receipts in line with disbursements. The State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-96, 1996-97 and 1997-98 fiscal years, respectively.



    The 1997-98 General Fund Financial Plan is projected to be balanced on a cash basis, with a projected cash surplus of $1.83 billion. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increased General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources.



    The 1997-98 adopted budget includes multi-year reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessments reductions have little or no impact on the 1997-98 State Financial

Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.



    Other actions taken in the 1997-98 adopted budget add further pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-98 budget are projected to grow more substantially beyond the 1998-99 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers, and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-02. In addition, the 1997-98 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-02. These spending commitments are subject to annual appropriation.



    On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.



    The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.



    The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the projected expenditures (including pre-payments), for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.



    The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.



    The Division of the Budget estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.



    Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.



    The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the financial plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results, however, could differ materially and adversely from the projections set forth in a financial plan, and those projections may be changed materially and adversely from time to time.



    In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the Division of Budget believes it could take similar actions should variances occur in its projections for the current fiscal year.


    RECENT FINANCIAL RESULTS. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.


    The State ended the first six months of its 1997-98 fiscal year with an unaudited General Fund cash balance of $3.2 billion, or $254 million above the August Financial Plan estimate. Total unaudited receipts, including transfers from other funds, totaled $18.8 billion, or $340 million higher than expected. The additional receipts reflected higher-than-anticipated tax revenues of $244 million and miscellaneous receipts of $93 million. Unaudited General Fund spending for the same period equaled $16.0 billion, or $86 million above the cashflow projections published in the August Financial Plan. For fiscal year 1997-98, total General Fund receipts were projected at $35.09 billion, an increase of $2.05 billion from 1996-97 results. Total disbursements, including transfers to capital projects, debt service and other funds, were projected at $34.60 billion, or 5.2 percent higher than disbursements in 1996-97.



    The mid-year update projected a closing balance in the General Fund of $927 million, which was composed of a $530 million reserve for future needs, a $332 million balance in the Tax Stabilization Reserve Fund ("TSRF"), and a $65 million balance in the Contingency Reserve Fund ("CRF").



    As part of the 1997-98 Adopted Budget Report, the State also issued its update to the GAAP-basis Financial Plan for the State's 1997-98 fiscal year, based on the cash-basis 1997-98 State Financial Plan completed in August. The GAAP-basis update projected a General Fund operating deficit of $959 million, primarily reflecting the use of a portion of the 1996-97 cash surplus to fund 1997-98 liabilities, offset by the $530 million reserve for future needs.


    DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

    The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

    The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.


    In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.



    In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) to yield net proceeds. Over a period of years, the issuance of these long-term obligations, which were to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap was thus permitted in any fiscal year, it was required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program.



    On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, Standard & Poor's affirmed its A rating on the State's outstanding bonds.



    On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State and stated that the outlook for the State's general obligations is stable.

    The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in certificates of participation (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.



    The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.



    As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.


    New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


    LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services;
(10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions; (11) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and (12) a challenge to the constitutionality of Clean Water/Clean Air Bond Act.

    Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of STATE OF DELAWARE V. STATE OF NEW YORK, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.


    The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan. In its audited financial statements for the 1996-97 fiscal year, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $364 million, of which $134 million is expected to be paid during the 1997-98 fiscal year.


    Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


    AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.


    Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

    NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.


    In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's.



    On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998, Standard & Poor's placed a BBB+ rating on the City's general obligation debt on CreditWatch with positive implications. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's debt from Baa1 to A3.


    New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.



    Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.



    On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.



    The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.



    In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.



    The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the

1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.



    Since the preparation of the 1998-2001 Financial Plan, the State has adopted its budget for the 1997-1998 fiscal year. The State budget enacted a smaller sales tax reduction than the tax reduction program assumed by the City in the financial plan, which will increase projected City sales tax revenues; provided for State aid to the City which was less than assumed in the financial plan; and enacted a State funded tax relief program which begins a year later than reflected in the financial plan. In addition, the net effect of tax law changes made in the Federal Balanced Budget Act of 1997 are expected to increase tax revenues in the 1998 fiscal year.



    Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1997 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.



    The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.



    Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.



    The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.



    The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.



    Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.



    Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.



    Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.



    Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.



    Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in New York State other than New York City was approximately $19 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.


    From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

                            INVESTMENT RESTRICTIONS

    The policies set forth below are, unless otherwise indicated, fundamental policies of the Trust and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Trust. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding voting securities of the Trust" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Trust or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

    The Trust may not:

        (1) Purchase equity securities or securities convertible into equity securities.

        (2) Purchase or sell any put or call options or any combination thereof except options on financial futures or municipal bond index contracts or options on debt securities as described in the Prospectus or this Statement of Additional Information.

        (3) Borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Trust may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

        (4) Engage in the underwriting of securities, except to the extent that the purchase of municipal securities, or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with the Trust's investment program, may be deemed to be an underwriting.

        (5) Invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Trust may invest in municipal securities secured by real estate or interests therein.

        (6) Invest in commodities or commodity contracts except that the Trust may purchase financial futures contracts and related options as described in the Prospectus.

        (7) Lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days, when taken together with other illiquid investments including restricted securities, do not exceed 10% of the Trust's assets. The Trust may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 10% of the total assets of the Trust.

        (8) Purchase more than 10% of the outstanding voting securities of any one issuer. For purposes of this 10% restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        (9) Invest in companies for the purpose of exercising management or control or purchase securities of other investment companies.

        (10) Invest 25% or more of its assets in securities of issuers in any one industry; provided that there shall be no such limitation on the purchase of municipal securities and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        (11) Invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. The restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        (12) Purchase or retain the securities of any issuer if, to the knowledge of the Trust, those officers and trustees of the Trust and officers and directors of the Adviser, who each owns more than .5% of the outstanding securities of such issuer, together own more than 5% of such securities.

        (13) Issue senior securities except evidences of indebtedness permitted by restriction 3 above.

        (14) Sell securities short or participate on a joint or a joint and several basis in any trading account in securities.

        (15) Purchase oil, gas or other mineral type development programs or leases.

        (16) Purchase restricted securities or securities that are not readily marketable or invest in repurchase agreements maturing in more than seven days if, as a result of such investment, more than 10% of the Trust's assets would be invested in such securities.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Trust follows the industry classifications in The Value Line Investment Survey.

                             TRUSTEES AND OFFICERS


NAME, ADDRESS AND AGE               POSITION WITH TRUST       PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------  ---------------------  -----------------------------------------------
*Jean Bernhard Buttner              Chairman of the Board  Chairman, President and Chief Executive Officer
 Age 63                             of Trustees,           of Value Line, Inc. (the "Adviser") and Value
                                    President and Chief    Line Publishing, Inc. Chairman of the Value
                                    Executive Officer      Line Funds and Value Line Securities, Inc. (the
                                                           "Distributor").



--------------

* "Interested" trustee as defined in the Investment Company Act of 1940 (the "1940 Act").

NAME, ADDRESS AND AGE                POSITION WITH FUND        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------------------  ---------------------  ----------------------------------------------
 John W. Chandler                    Trustee                Consultant, Academic Search Consultation
 2801 New Mexico Ave., N.W.                                 Service, Inc.; Trustee Emeritus and Chairman
 Washington, DC 20007                                       (1993-1994) of Duke University; President
 Age 74                                                     Emeritus, Williams College.

*Leo R. Futia                        Trustee                Retired Chairman and Chief Executive Officer
 201 Park Avenue South                                      of The Guardian Life Insurance Company of
 New York, NY 10003                                         America and Director since 1970. Director
 Age 78                                                     (Trustee) of The Guardian Insurance & Annuity
                                                            Company, Inc., Guardian Investor Services
                                                            Corporation and the Guardian-sponsored mutual
                                                            funds.

 David H. Porter                     Trustee                President of Skidmore College; Director of
 813 North Broadway                                         Adirondack Trust Company.
 Saratoga Springs, NY 12866
 Age 62

 Paul Craig Roberts                  Trustee                Chairman, Institute for Political Economy;
 505 S. Fairfax Street                                      Director, A. Schulman Inc. (plastics).
 Alexandria, VA 22320
 Age 59

 Nancy-Beth Sheerr                   Director               Chairman, Radcliffe College Board of Trustees.
 1409 Beaumont Drive
 Gladwyne, PA 19035
 Age 49

 Charles Heebner                     Vice President         Senior Portfolio Manager with the Adviser.
 Age 62

 Raymond S. Cowen                    Vice President         Assistant Research Director with the Adviser.
 Age 76

 David T. Henigson                   Vice President,        Vice President, Director and Compliance
 Age 40                              Secretary and          Officer of the Adviser. Director and Vice
                                     Treasurer              President of the Distributor.


--------------

   * "Interested" trustee as defined in the Investment Company Act of 1940 (the "1940 Act").

    Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.

    Trustees and certain officers of the Trust are also trustees/directors and officers of the other investment companies for which the Adviser acts as investment adviser. The following table sets forth information regarding compensation of Trustees by the Trust and by the Trust and eleven other Value Line Funds of which each of the Trustees is a director or trustee for the fiscal year ended February 28, 1998. Trustees who are officers or employees of the Adviser do not receive any compensation from the Trust or any of the Value Line Funds.



                               COMPENSATION TABLE
                      FISCAL YEAR ENDED FEBRUARY 28, 1998



                                                                                                                          TOTAL
                                                                                          PENSION OR      ESTIMATED    COMPENSATION
                                                                                          RETIREMENT        ANNUAL      FROM TRUST
                                                                         AGGREGATE     BENEFITS ACCRUED    BENEFITS     AND TRUST
                                                                        COMPENSATION   AS PART OF FUND       UPON      COMPLEX (12
NAME OF PERSON                                                           FROM FUND         EXPENSES       RETIREMENT      FUNDS)
----------------------------------------------------------------------  ------------   ----------------   ----------   ------------
Jean B. Buttner.......................................................     $  -0-            N/A             N/A         $   -0-
John W. Chandler......................................................      2,968            N/A             N/A          35,620
Leo R. Futia..........................................................      2,718            N/A             N/A          32,620
David H. Porter.......................................................        553            N/A             N/A           6,633
Paul Craig Roberts....................................................      2,968            N/A             N/A          35,620
Nancy-Beth Sheerr.....................................................      2,968            N/A             N/A          35,620



    As of February 28, 1998, no person owned of record or, to the knowledge of the Trust, owned beneficially, 5% or more of the outstanding shares of the Trust. The Adviser owned 109,765 shares (3.3%) of the Trust. In addition, an officer of the Trust owned 20,696 shares (0.6%).


                                  THE ADVISER
         (SEE ALSO "MANAGEMENT OF THE TRUST" IN THE TRUST'S PROSPECTUS)


    The Trust's investment adviser is Value Line, Inc. The investment advisory agreement between the Trust and the Adviser dated August 10, 1988 provides for a monthly advisory fee computed at the annual rate of 0.6% of the Trust's average daily net assets during the year. During fiscal 1996, 1997 and 1998, the Trust paid or accrued to the Adviser advisory fees of $238,206, $217,260 and $200,703, respectively.


    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Trust including, at its expense, all administrative services, office space and the services of all officers and employees of the Trust. The Trust pays all other expenses incurred in its organization and operation which are not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Trust has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser of the Trust.

    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds, and furnishes investment advisory services to private and institutional accounts with combined assets in excess of $5 billion.


    Certain of the Adviser's clients may have investment objectives similiar to the Trust and certain investments may be appropriate for the Trust and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Trust. In other cases, however, it is believed that the ability of the Trust to participate, to the extent permitted by law, in volume transactions will produce better results for the Trust.

    The Adviser and/or its affiliates, officers, Trustees and employees may from time to time own securities which are also held in the portfolio of the Trust. The Adviser has imposed rules upon itself and such persons requiring monthly reports of security transactions for their respective accounts and restricting trading in various types of securities in order to avoid possible conflicts of interest.

                             PORTFOLIO TRANSACTIONS


    Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from whom it appears that the best price and execution will be obtained. Usually no brokerage commissions, as such, are paid by the Trust for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. The Trust paid no brokerage commissions in fiscal 1996, 1997 or 1998.


    Transactions are allocated to various dealers by the Adviser in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.

    Research services furnished by brokers through which the Trust effects securities transactions may be used by the Adviser in advising other funds and accounts it manages and, conversely, research services furnished to the Adviser by brokers in connection with other funds and accounts it manages may be used by the Adviser in advising the Trust. Since such research services are supplementary to the research efforts of the Adviser and must be analyzed and reviewed by it, the receipt of such information is not expected to materially reduce its overall expenses.

                               HOW TO BUY SHARES
      (SEE ALSO "CALCULATION OF NET ASSET VALUE", "HOW TO BUY SHARES" AND
                 "INVESTOR SERVICES" IN THE FUND'S PROSPECTUS)

    The Trust reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

    The Trust has a distribution agreement with Value Line Securities, Inc., (the "Distributor") pursuant to which the Distributor acts as principal underwriter and distributor of the Trust for the sale and distribution of its shares. The Distributor, a wholly-owned subsidiary of the Adviser, receives no compensation for its services under the agreement. The Distributor also serves as distributor to the other Value Line funds.


    The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, in which event customer orders will be priced at the Trust's net asset value next computed after they are accepted by the authorized broker or the broker's authorized designee.


    AUTOMATIC PURCHASES. The Trust offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Trust account. The required form to enroll in this program is available upon request from the Distributor.

                           SUSPENSION OF REDEMPTIONS


    The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Trust under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or
(b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Trust of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Trust to determine the fair value of its net assets; (3) and for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Trust's shareholders.


                                     TAXES
   (SEE "DIVIDENDS AND DISTRIBUTIONS" AND "TAXES" IN THE TRUST'S PROSPECTUS)

    The Trust intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"). During the Trust's last fiscal year, the Trust so qualified. By so qualifying, the Trust is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders.

    Distributions of net tax-exempt income, in the form of "exempt-interest dividends", are excludible from the shareholder's income for federal income tax purposes (except as provided below) if the Trust qualifies to pay exempt-interest dividends. Distributions of other investment income and any realized short-term capital gains are taxable to shareholders as ordinary income. The Trust does not anticipate that any distributions will be eligible for the dividends-received deduction for corporate shareholders.


    Distributions of realized long-term capital gains are taxable to shareholders as long-term capital gain (including the portion subject to the lower 20% capital gain rate for individuals), regardless of the length of time the shares of the Trust have been held by such shareholders and regardless of whether the distribution is received in cash or is reinvested in additional Trust shares. The computation of net capital gains takes into account any capital loss carryforward of the Trust.


    Investments in the Trust, generally, would not be suitable for non-taxable entities, such as tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts, since an investor would not gain any additional federal tax benefit from the receipt of tax-exempt income.

    The Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Trust which represents income derived from private activity bonds held by the Trust may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person". Moreover, some or all of the Trust's dividends may be a specific preference item or a component of an adjustment item, for purposes of determining federal alternative minimum taxes. Additionally, the receipt of Trust dividends and distributions may affect (1) a corporate shareholder's federal "environmental" tax liability and (2) a Subchapter S corporate shareholder's federal "excess net passive income" tax liability.

    As described above and in the Trust's Prospectus, the Trust may invest in certain types of futures contracts and may purchase or sell certain types of options. The Trust anticipates that these investment activities will not prevent the Trust from qualifying as a regulated investment company. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by the Trust, and, accordingly, will affect the amount of capital gains distributed to the Trust's shareholders.

    A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Trust. The tax consequences of a sale or redemption depend upon several factors, including the shareholder's tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of Trust shares on purchase or reinvestment date), or under special rules, an average cost. A loss on the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of an exempt-interest dividend received by the shareholder during that period. Further, under certain circumstances, a loss on the sale or redemption of shares held for six months or less may be treated as a long-term capital loss to the extent that the Trust has distributed long-term capital gain dividends on such shares. Moreover, a loss on the sale or redemption of Trust shares will be disallowed to the extent the shareholder purchases other shares of the Trust within 30 days before or after the date the shares are sold or redeemed.

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as of the

12-month period ending October 31, plus certain undistributed amounts from previous years. The Trust anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

    All distributions including distributions of exempt-interest dividends, whether received in Trust shares or cash, must be reported by each shareholder on his federal income tax return. Although exempt-interest dividends are reportable on one's tax return, those dividends are excludable from the investor's taxable income for federal income tax purposes. Under the Code, dividends declared by the Trust in October, November and December of any calendar year, and payable to shareholders of record in such month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following year.

    A distribution by the Trust reduces the Trust's net asset value per share. Such a distribution may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a capital gains distribution. The price of shares purchased at that time at the net asset value per share includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which may nevertheless be taxable to them.

    For shareholders who fail to furnish to the Trust their social security or taxpayer identification numbers and certain related information, or who fail to certify that they are not subject to backup withholding, taxable dividends, distributions of capital gains and redemption proceeds paid by the Trust may be subject to a 31% federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital gains distributions to these shareholders, whether taken in cash or reinvested in additional Trust shares, and any redemption proceeds will be reduced by the amounts required to be withheld. The backup withholding provisions will not apply to any amount paid or treated as paid by the Trust if the Trust reasonably estimates that 95 percent or more of all dividends paid or treated as paid during the year are exempt-interest dividends.


    The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates) and is not intended to be a complete discussion of all federal tax consequences. Shareholders are advised to consult with their tax advisors concerning the application of federal, state and local taxes to an investment in the Trust.


                                PERFORMANCE DATA

    From time to time, the Trust may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Trust will be accompanied by information on the Trust's average annual total return over the most recent four calendar quarters and the period from the Trust's inception of operations. The Trust may also advertise aggregate total return information for different periods of time.

    The Trust's average annual total return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:


                                      n
                              P(1 + T)  = ERV



Where:     P          =          a hypothetical initial purchase order of $1,000
           T          =          average annual total return
           n          =          number of years
           ERV        =          ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

    Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

    As stated in the Prospectus, the Trust may also quote its current yield in advertisements and investor communications.

    The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

              a - b      6
Yield = 2[(   ------   +1)  -1]
                cd

Where:     a          =          dividends and interest earned during the period (calculated as required by the Securities and Exchange Commission);
           b          =          expenses accrued for the period (net of reimbursements);
           c          =          the average daily number of shares outstanding during the period that were entitled to receive dividends;
           d          =          the maximum offering price per share on the last day of the period.

    The above formula will be used in calculating quotations of yield, based on specified 30-day periods identified in advertising by the Trust.

    The Trust may also, from time to time, include a reference to its current quarterly or annual distribution rate in investor communications and sales literature preceded or accompanied by a Prospectus, reflecting the amounts actually distributed to shareholders which could include capital gains and other items of income not reflected in the Trust's yield, as well as interest and dividend income received by the Trust and distributed to shareholders (which is reflected in the Trust's yield).

    All calculations of the Trust's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Trust has used the same assumptions that apply to its calculation of yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Trust's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

    The Trust's current yield, distribution rate and total return may be compared to relevant indices, including U.S. domestic tax-exempt bond indices and data from Lipper Analytical Services, Inc., or Standard & Poor's Indices. From time to time, evaluations of the Trust's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Trust.


                             ADDITIONAL INFORMATION

    The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides that a Trustee of the Trust can be removed with cause if two-thirds of the remaining Trustees vote that the Trustee be removed.

EXPERTS


    The financial statements of the Trust and the financial highlights included in the Fund's Annual Report to Shareholders and incorporated by reference in this Statement of Additional Information have been so incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


CUSTODIAN

    The Trust employs State Street Bank and Trust Company, Boston, MA as custodian for the Trust. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. The custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell.

                              FINANCIAL STATEMENTS


    The Trust's financial statements for the year ended February 28, 1998, including the financial highlights for each of the five fiscal years in the period then ended appearing in the 1998 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.



    The Trust's 1998 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                SECURITY RATINGS

RATINGS OF MUNICIPAL SECURITIES

    MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality", Aa--"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A--"upper medium grade obligations". Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--"medium grade", neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; lack outstanding investment characteristics and in fact may have speculative characteristics as well. Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


    STANDARD & POOR'S RATINGS SERVICES. AAA--"obligations of the highest quality". AA-- issues with investment characteristics "only slightly less marked than those of the prime quality issues". A--"the third strongest capacity for payment of debt service". Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences in revenues. BBB--the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. BB and B--regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While debt rated BB or B will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.


RATINGS OF MUNICIPAL NOTES

    MOODY'S INVESTORS SERVICE, INC. MIG-1: the best quality. MIG-2: high quality, with margins for protection ample although not so large as in the preceding group. MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

    STANDARD & POOR'S CORPORATION. SP-1: Very strong capacity to pay principal and interest. SP-2: Satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

    MOODY'S INVESTORS SERVICE, INC. PRIME-1: highest quality. PRIME-2: higher quality.

    STANDARD & POOR'S CORPORATION. A-1: A very strong degree of safety. A-2:
Strong degree of safety.

                      VALUE LINE NEW YORK TAX EXEMPT TRUST
                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.


    a.  Financial Statements
       Included in Part A of this Registration Statement:
           Financial Highlights for each of the ten years in the period ended February 28, 1998.



        Incorporated by reference in Part B of this Registration Statement:*
           Schedule of Investments at February 28, 1998
           Statement of Assets and Liabilities at February 28, 1998
           Statement of Operations for the year ended February 28, 1998 Statements of Changes in Net Assets for the years ended February 28, 1998 and February 28, 1997
           Financial Highlights for each of the five years in the period ended February 28, 1998.
           Notes to Financial Statements
           Report of Independent Accountants


        Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.
---------

    * Incorporated by reference from the Annual Report to Shareholders for the year ended February 28, 1998.


    b.  Exhibits

    16. Calculation of Performance Data--Exhibit 1

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


    As of February 28, 1998, there were 1,021 holders of the Registrant's shares of beneficial interest, $.01 par value per share.


ITEM 27.  INDEMNIFICATION.

    Incorporated by reference from Post-Effective Amendment No. 1 (filed with the Commission November 5, 1987).

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 29.


                                       POSITION WITH
            NAME                        THE ADVISER                             OTHER EMPLOYMENT
----------------------------  -------------------------------  ---------------------------------------------------
Jean Bernhard Buttner         Chairman of the Board,           Chairman of the Board and Chief Executive Officer
                              President and Chief              of Arnold Bernhard & Co., Inc., 220 East 42nd
                              Executive Officer                Street, New York, NY 10017, and Value Line
                                                               Publishing, Inc. Chairman of each of the Value Line
                                                               Funds and Value Line Securities, Inc.
Samuel Eisenstadt             Senior Vice President and        ---------------------------------------------------
                              Director
David T. Henigson             Vice President, Treasurer and    Vice President and a Director of Arnold Bernhard &
                              Director                         Co., Inc. and the Distributor
Howard A. Brecher             Vice President, Secretary and    Vice President, Secretary, Treasurer and a Director
                              Director                         of Arnold Bernhard & Co., Inc.
Harold Bernard, Jr.           Director                         Retired Administrative Law Judge
William S. Kanaga             Director                         Retired Chairman of Arthur Young (now Ernst &
                                                               Young)
W. Scott Thomas               Director                         Partner, Brobeck, Phleger & Harrison, attorneys,
                                                               One Market Plaza, San Francisco, CA 94105.

ITEM 29.  PRINCIPAL UNDERWRITERS.


    (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line Funds, including the Registrant: The Value Line Fund, Inc.; The Value Line Income Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Small-Cap Growth Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value LIne U.S. Multinational Company Fund, Inc.


    (b)

                                       (2)
                                   POSITION AND                     (3)
           (1)                       OFFICES                    POSITION AND
    NAME AND PRINCIPAL           WITH VALUE LINE                OFFICES WITH
     BUSINESS ADDRESS            SECURITIES, INC.                REGISTRANT
--------------------------  --------------------------  ----------------------------
Jean Bernhard Buttner       Chairman of the Board       Chairman of the Board
David T. Henigson           Vice President, Secretary,  Vice President, Secretary
                            Treasurer and Director      and Treasurer
Stephen LaRosa              Asst. Vice President        Asst. Treasurer,
                                                        Asst. Secretary

        The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

    (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

    Value Line, Inc., 220 East 42nd St., New York, NY 10017 for records pursuant to Rule 31a-1(b)(4),(5),(6),(7),(10),(11), Rule 31a-(i), State Street Bank and
Trust Company, c/o NFDS, P.O. Box 419729, Kansas City, MO 64141 for records pursuant to Rule 31a-1(b)(2)(iv), State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 for all other records.

ITEM 31.  MANAGEMENT SERVICES.

    None.

ITEM 32.  UNDERTAKINGS.

    Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                 --------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 12 to the registration statement on Form N-1A (the "Registration Statement") of our report dated April 21, 1998, relating to the financial statements and financial highlights appearing in the February 28, 1998 Annual Report to Shareholders of Value Line New York Tax Exempt Trust, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Additional Information" and "Financial Statements" in the Statement of Additional Information.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
June 23, 1998

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies, that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of June, 1998.


                                          VALUE LINE NEW YORK TAX EXEMPT TRUST
                                           By:       /s/ DAVID T. HENIGSON
                                              ..................................
                                                      DAVID T. HENIGSON
                                                       Vice President

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURES                                        TITLE                             DATE
----------------------------------------------  ----------------------------------------------  -----------------

            * /s/ JEAN B. BUTTNER               Chairman and Trustee; President; Chief              June 23, 1998
              (JEAN B. BUTTNER)                   Executive Officer

              * JOHN W. CHANDLER                Trustee                                             June 23, 1998
              (JOHN W. CHANDLER)

                * LEO R. FUTIA                  Trustee                                             June 23, 1998
                (LEO R. FUTIA)

               *DAVID H. PORTER                 Trustee                                             June 23, 1998
              (DAVID H. PORTER)

             * PAUL CRAIG ROBERTS               Trustee                                             June 23, 1998
             (PAUL CRAIG ROBERTS)

             * NANCY-BETH SHEERR
             (NANCY-BETH SHEERR)

                /s/ DAVID T. HENIGSON           Secretary and Treasurer; Principal Financial        June 23, 1998
 .............................................    and Accounting Officer
             (DAVID T. HENIGSON)


* By       /s/ DAVID T. HENIGSON
    ..................................

           (DAVID T. HENIGSON,
            Attorney-in-fact)